UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 1, 2013

Cornerstone Core Properties REIT, INC.

(Exact name of registrant as specified in its charter)

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Maryland	000-52566	73-1721791
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1920 Main Street, Suite 400

Irvine, California 92614

(Address of principal executive offices)

(949) 852-1007

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm.

On March 28, 2013, the Audit Committee of the Board of Directors (the “Audit Committee) of Cornerstone Core Properties REIT, Inc. (the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm effective as of the date of Deloitte’s completion of the audit services for the fiscal year ending December 31, 2012 and the filing of the Company’s 2012 Annual Report on Securities and Exchange Commission “SEC” Form 10-K. At the direction of the Audit Committee, the Chief Financial Officer communicated the dismissal to Deloitte on April 1, 2013.

The audit reports of Deloitte on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2012 and 2011, and in the subsequent period through April 1 2013, the date of Deloitte’s dismissal, the Company did not have any disagreements with Deloitte, as such term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such years.

During the Company’s fiscal years ended December 31, 2012 and 2011, and in the subsequent period through April 1, 2013, the date of Deloitte’s dismissal, there were no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act with respect to the Company.

The Company has provided Deloitte with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Deloitte provide the Company with a letter addressed to the SEC stating whether or not Deloitte agrees with the disclosures above. A copy of the letter from Deloitte, dated April 5, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm.

On March 28, 2013, the Company approved the engagement of BDO USA, LLP (“BDO”) to serve as the independent registered public accounting firm (subject to normal final client acceptance procedures) to perform independent audit services beginning with the fiscal year ending December 31, 2013. The Audit Committee has approved the engagement of BDO.

During the years ended December 31, 2012 and 2011, and in the subsequent period through April 1, 2013, the date of Deloitte’s dismissal, neither the Company nor any person on behalf of the Company, consulted BDO with respect to: (a) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on accounting, auditing or financial reporting issue; or (b) any disagreements, as such term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act; or (c) any “reportable event,” as such term is defined in Item 304(a)(1)(v) under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Deloitte & Touche LLP to the U.S. Securities and Exchange Commission, dated April 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CORNERSTONE CORE PROPERTIES REIT, INC.

By:	/s/ Timothy C. Collins
Name: Timothy C. Collins
Title: Chief Financial Officer

Dated: April 5, 2013

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
16.1	Letter from Deloitte & Touche LLP to the U.S. Securities and Exchange Commission, dated April 5, 2013.